Exhibit 99.2

BankAtlantic Bancorp, Inc. and Subsidiaries
Summary of Selected Financial Data (unaudited)

							For The
		For The Three Months Ended					Nine Months Ended

(in thousands except share data and ratios)
		9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Current Earnings:
GAAP Net Income	(note 1)	$18,508	17,209	14,358	18,066	14,473	50,075	32,269
Operating Net Income	(note 2)	$19,528	17,526	14,275	18,033	14,877	51,329	40,774

Average Common Shares Outstanding:
Basic		58,653,188	58,321,020	58,171,621	58,085,481	58,065,396	58,383,707	57,967,925
Diluted		61,343,946	61,898,924	64,250,488	64,188,382	64,320,448	62,475,859	64,450,194

Key GAAP Performance Ratios:
Basic earnings per share		$0.32	0.30	0.25	0.31	0.25	0.86	0.56
Diluted earnings per share *		$0.30	0.28	0.23	0.29	0.23	0.80	0.52
Return on average tangible assets	(note 3)%	1.35	1.21	1.06	1.32	1.02	1.21	0.81
Return on average tangible equity	(note 3)%	17.83	17.38	15.02	19.98	16.96	16.78	12.15

Key Operating Performance Ratios:
Basic earnings per share		$0.33	0.30	0.25	0.31	0.26	0.88	0.70
Diluted earnings per share *		$0.32	0.29	0.23	0.29	0.24	0.83	0.65
Operating return on average tangible assets	(note 3)%	1.42	1.23	1.06	1.32	1.04	1.24	1.03
Operating return on average tangible equity	(note 3)%	18.81	17.70	14.93	19.94	17.43	17.20	15.36

* Diluted earnings per share calculation adds back interest expense net of tax on convertible securities, if dilutive		$—	129	440	440	440	569	1,320

Average Balance Sheet Data:
Assets		$5,579,697	5,787,226	5,491,930	5,552,458	5,796,782	5,623,497	5,357,856
Tangible assets	(note 3)	$5,490,370	5,696,656	5,399,787	5,459,454	5,701,036	5,532,827	5,284,820
Loans		$3,942,124	3,983,528	3,633,446	3,602,605	3,679,371	3,854,041	3,369,365
Investments		$901,283	1,087,937	1,131,737	1,207,985	1,392,785	1,039,475	1,364,130
Deposits and escrows		$2,951,536	2,925,061	2,851,626	2,970,904	2,988,545	2,909,774	2,813,699
Stockholders’ equity		$503,274	480,115	464,712	456,579	441,177	482,764	426,790
Tangible stockholders’ equity	(note 3)	$415,294	396,050	382,487	361,681	341,355	397,986	354,005
Tangible equity to tangible assets	%	7.56	6.95	7.08	6.62	5.99	7.19	6.70

Notes:

(1)	GAAP net income is defined as net income in accordance with generally accepted accounting principles.

(2)	Operating net income is defined as GAAP income from continuing operations adjusted for restructuring charges and write downs, costs associated with debt redemptions, loss on mutual funds associated with the acquired Gruntal deferred compensation plan, acquisition and conversion related charges and impairment of equity securities, net of tax.

(3)	Average tangible assets is defined as average total assets less average goodwill and core deposit intangibles. Average tangible stockholders’ equity is defined as average total stockholders’ equity less average goodwill, core deposit intangibles and other comprehensive income.

**	Operating net income is not prepared in accordance with GAAP and this non-GAAP financial measure should not be construed as being superior to GAAP.

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Financial Condition (unaudited)

(In thousands, except share data)	9/30/2003	12/31/2002	9/30/2002

ASSETS
Cash and due from depository institutions	$139,096	200,600	167,683
Securities purchased under resell agreements and federal funds	4,212	50,145	147
Investment securities and tax certificates (approximate fair value: $159,762, $212,698 and $418,047)	155,550	212,240	411,488
Loans receivable, net	3,739,638	3,372,630	3,627,406
Securities available for sale (at fair value)	354,101	707,858	639,611
Securities owned (at fair value)	87,837	186,454	178,774
Accrued interest receivable	29,109	33,984	36,603
Real estate held for development and sale	256,920	200,186	202,116
Investments and advances in unconsolidated subsidiaries	102,590	112,596	111,455
Office properties and equipment, net	93,334	92,699	91,807
Federal Home Loan Bank stock, at cost which approximates fair value	56,987	64,943	65,224
Deferred tax asset, net	33,684	35,316	34,449
Goodwill	76,674	78,575	79,005
Core deposit intangible asset	12,424	13,757	14,210
Other assets	54,904	59,028	64,424

Total assets	$5,197,060	5,421,011	5,724,402

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits
Interest free checking	$594,685	462,718	428,812
NOW accounts	480,837	399,985	359,386
Savings accounts	202,355	163,641	155,328
Insured money fund savings	878,281	775,175	791,211
Certificate accounts	826,045	1,119,036	1,240,137

Total deposits	2,982,203	2,920,555	2,974,874
Advances from FHLB	956,820	1,297,170	1,307,739
Securities sold under agreements to repurchase	143,230	116,279	286,663
Federal funds purchased	—	—	45,000
Subordinated debentures, notes and bonds payable	146,696	193,816	197,195
Guaranteed preferred beneficial interests in Company’s Junior Subordinated Debentures	263,218	180,375	190,125
Securities sold not yet purchased	15,089	38,003	33,034
Due to clearing agent	6,086	78,791	81,774
Other liabilities	170,049	126,688	150,370

Total liabilities	4,683,391	4,951,677	5,266,774

Stockholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized; none issued and outstanding	—	—	—
Class A common stock, $.01 par value, authorized 80,000,000 shares; issued and outstanding 54,064,076, 53,441,847 and 53,428,662 shares	541	534	534
Class B common stock, $.01 par value, authorized 45,000,000 shares; issued and outstanding 4,876,124, 4,876,124 and 4,876,124 shares	49	49	49
Additional paid-in capital	256,782	252,699	252,689
Unearned compensation — restricted stock grants	(1,223)	(1,209)	(1,247)
Retained earnings	258,197	213,692	197,431

Total stockholders’ equity before accumulated other comprehensive income	514,346	465,765	449,456
Accumulated other comprehensive income (loss)	(677)	3,569	8,172

Total stockholders’ equity	513,669	469,334	457,628

Total liabilities and stockholders’ equity	$5,197,060	5,421,011	5,724,402

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)

							For the
		For The Three Months Ended					Nine Months Ended

(in thousands)		9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

INTEREST INCOME:
Interest and fees on loans		$50,726	54,257	52,996	55,502	59,969	157,979	166,365
Interest on securities available for sale		4,598	7,686	8,657	8,214	10,322	20,941	34,192
Interest and dividends on investment and								—
trading securities		7,668	7,462	7,510	9,404	11,369	22,640	30,669

Total interest income		62,992	69,405	69,163	73,120	81,660	201,560	231,226

INTEREST EXPENSE:
Interest on deposits		7,758	9,758	11,169	14,256	16,089	28,685	48,521
Interest on advances from FHLB		15,025	15,291	15,316	15,960	15,856	45,632	46,452
Interest on short-term borrowed funds		558	1,248	819	744	2,305	2,625	5,802
Interest on long-term debt		6,103	6,438	5,939	7,002	6,841	18,480	17,985
Capitalized interest on real estate developments		(1,856)	(1,865)	(1,914)	(1,478)	(1,688)	(5,635)	(4,519)

Total interest expense		27,588	30,870	31,329	36,484	39,403	89,787	114,241

NET INTEREST INCOME		35,404	38,535	37,834	36,636	42,257	111,773	116,985
Provision for loan losses		(1,076)	1,490	850	3,291	2,082	1,264	10,786

NET INTEREST INCOME AFTER PROVISION		36,480	37,045	36,984	33,345	40,175	110,509	106,199

NON-INTEREST INCOME:
Service charges on deposits		10,925	9,605	8,558	9,245	6,684	29,088	17,234
Other service charges and fees		4,625	6,071	3,918	3,841	3,591	14,614	10,246
Broker/dealer revenue and other commissions		49,992	50,565	51,665	41,468	42,956	152,222	89,270
Securities gains (losses)		(336)	(19)	384	(27)	2,483	29	8,605
Impairment of securities		—	—	—	(342)	(302)	—	(18,459)
Gain (losses) on sales of loans		10	1	3	2,066	(230)	14	(226)
Income from real estate operations		18,893	22,414	14,857	18,369	8,625	56,164	31,128
Income (loss) from unconsolidated subsidiaries		3,969	2,668	(112)	2,167	1,654	6,525	5,334
Other		3,100	2,729	2,907	3,077	2,137	8,736	6,322

Total non-interest income		91,178	94,034	82,180	79,864	67,598	267,392	149,454

NON-INTEREST EXPENSES:
Employee compensation and benefits		60,471	62,123	61,094	51,320	54,277	183,688	129,642
Occupancy and equipment		10,161	9,615	9,738	10,436	11,101	29,514	28,759
Amortization of intangible assets		439	439	454	453	453	1,332	907
Write-down of real estate owned		—	—	755	—	1,400	755	1,464
Other		25,569	31,189	24,657	24,051	20,944	81,415	58,043
Restructuring charges and write-downs		—	—	—	—	—	—	1,007
Acquisition related charges		—	—	—	—	(71)	—	4,925
Cost associated with debt redemption		2,040	1,648	—	3,125	—	3,688	—

Total non-interest expenses		98,680	105,014	96,698	89,385	88,104	300,392	224,747

Income from continuing operations before income taxes		28,978	26,065	22,466	23,824	19,669	77,509	30,906
Provision for income taxes		10,776	9,610	8,191	6,745	5,995	28,577	8,828

Income from continuing operations		18,202	16,455	14,275	17,079	13,674	48,932	22,078
Discontinued operations, net of tax		306	754	83	987	860	1,143	1,549
Extraordinary items, net of tax		—	—	—	—	(61)	—	23,749
Cumulative accounting change, net of tax		—	—	—	—	—	—	(15,107)

GAAP net income	(note 1)	$18,508	17,209	14,358	18,066	14,473	50,075	32,269

Reconciliation of Operating and GAAP Net Income
GAAP income from continuing operations		$18,202	16,455	14,275	17,079	13,674	48,932	22,078
Restructuring charges and write-downs		—	—	—	—	—	—	655
Costs associated with debt redemption		1,326	1,071	—	2,031	—	2,397	—
Loss on mutual funds associated with acquired							—
Gruntal deferred compensation plan		—	—	—	—	1,493	—	1,493
Acquisition and conversion related charges		—	—	—	(1,300)	(487)	—	4,550
Impairment of securities available for sale		—	—	—	222	196	—	11,998

Operating net income	(note 2)	$19,528	17,526	14,275	18,033	14,877	51,329	40,774

BankAtlantic Bancorp, Inc. and Subsidiaries
Consolidated Average Balance Sheet (unaudited)

		For the three months ended

(in thousands except percentages and per share data)		9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

Gross loans:
Residential real estate		$1,714,774	1,880,890	1,559,553	1,471,218	1,576,825
Commercial real estate		1,621,407	1,508,064	1,482,352	1,552,221	1,543,243
Consumer		319,269	306,740	296,675	283,119	264,873
Lease financing		18,935	22,713	29,962	34,623	40,410
Commercial business		108,714	106,323	100,753	99,118	93,136
Small business		159,025	158,798	164,151	162,306	160,884

Total Loans		3,942,124	3,983,528	3,633,446	3,602,605	3,679,371
Investments		901,283	1,087,937	1,131,737	1,207,985	1,392,785

Total interest earning assets		4,843,407	5,071,465	4,765,183	4,810,590	5,072,156
Goodwill and core deposit intangibles		89,327	90,570	92,143	93,004	95,746
Other non-interest earning assets		646,963	625,191	634,604	648,864	628,880

Total assets		$5,579,697	5,787,226	5,491,930	5,552,458	5,796,782

Tangible assets	(note 3)	$5,490,370	5,696,656	5,399,787	5,459,454	5,701,036

Deposits:
Savings		$197,778	185,685	171,298	157,376	149,906
NOW		473,741	454,108	425,642	379,271	357,709
Money funds		874,789	836,246	809,462	795,996	786,375
Certificates of deposit		837,221	913,564	966,869	1,186,270	1,266,869

Total interest bearing deposits		2,383,529	2,389,603	2,373,271	2,518,913	2,560,859
Short-term borrowed funds		228,427	385,604	269,660	194,252	519,886
FHLB advances		1,249,074	1,313,896	1,284,983	1,305,466	1,229,562
Long-term debt		407,538	409,567	377,185	377,620	346,416

Total interest bearing liabilities		4,268,568	4,498,670	4,305,099	4,396,251	4,656,723
Non-interest bearing deposits		568,007	535,458	478,355	451,991	427,686
Non-interest bearing other liabilities		239,848	272,983	243,764	247,637	271,196

Total liabilities		5,076,423	5,307,111	5,027,218	5,095,879	5,355,605

Stockholders’ equity		503,274	480,115	464,712	456,579	441,177

Total liabilities and stockholders’ equity		$5,579,697	5,787,226	5,491,930	5,552,458	5,796,782

Other comprehensive (loss) income in stockholders’ equity		$(1,347)	(6,505)	(9,918)	1,894	4,076

Tangible stockholders’ equity	(note 3)	$415,294	396,050	382,487	361,681	341,355

Total loans, net		$3,739,638	4,024,344	3,881,015	3,372,630	3,627,406
Total assets		5,197,060	5,819,615	5,814,072	5,421,011	5,724,402
Total stockholders’ equity		513,669	495,831	479,616	469,334	457,628
Common shares outstanding		58,940,200	58,629,845	58,392,970	58,317,971	58,304,786
Cash dividends		1,945,268	1,817,525	1,810,182	1,807,857	1,807,449
Common stock cash dividends per share		0.033	0.031	0.031	0.031	0.031
Closing stock price		14.25	11.89	9.79	9.45	8.98
High stock price for the quarter		15.77	12.49	10.12	9.76	12.15
Low stock price for the quarter		11.76	9.60	8.76	7.30	7.00
Book value per share		8.72	8.46	8.21	8.05	7.85

Bank Operations Business Segment
Condensed Statements of Operations and Statistics (Unaudited)

							For the
	For the Three Months Ended						Nine Months Ended

(In thousands)	9/30/2003		6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Net interest income		$36,558	40,716	39,499	39,684	44,697	116,773	124,438
Provision for loan losses		(1,076)	1,490	850	3,291	2,082	1,264	10,786

Net Interest income after provision for loan losses		37,634	39,226	38,649	36,393	42,615	115,509	113,652

Non-interest income
Service charges on deposits		10,925	9,605	8,558	9,245	6,684	29,088	17,234
Other service charges and fees		4,625	6,071	3,918	3,841	3,591	14,614	10,246
Securities gains (losses)		(336)	(19)	(21)	(27)	1,977	(376)	4,768
Gain (losses) on sales of loans		10	1	3	2,066	(230)	14	(226)
Income from real estate operations		66	4,137	1,087	—	—	5,290	—
Income from unconsolidated subsidiaries		—	—	—	644	97	—	528
Other non-interest income		1,864	1,699	1,569	1,324	1,190	5,132	3,674

Total non-interest income		17,154	21,494	15,114	17,093	13,309	53,762	36,224

Non-interest expense
Employee compensation and benefits		19,387	20,466	19,468	17,300	16,873	59,321	47,830
Occupancy and equipment		6,874	6,715	6,648	7,697	7,851	20,237	22,155
Amortization of intangible assets		439	439	454	454	453	1,332	907
Write-down of real estate owned		—	—	755	—	1,400	755	1,464
Other		10,419	13,038	9,005	10,049	8,652	32,462	24,682
Restructuring charges and impairment write-downs		—	—	—	—	—	—	1,007
Acquisition and conversion related charges		—	—	—	—	(941)	—	864
Cost associated with debt redemption		2,040	—	—	—	—	2,040	—

Total non-interest expense		39,159	40,658	36,330	35,500	34,288	116,147	98,909

Income from bank operations business segment (pretax)		$15,629	20,062	17,433	17,986	21,636	53,124	50,967

Reconciliation of Operating and business segment income
Business segment income		$15,629	20,062	17,433	17,986	21,636	53,124	50,967
Restructuring charges and impairment write-downs		—	—	—	—	—	—	1,007
Acquisition and conversion related charges		—	—	—	—	(941)	—	864
Cost associated with debt redemption		2,040	—	—	—	—	2,040	—

Operating income (pretax)		$17,669	20,062	17,433	17,986	20,695	55,164	52,838

Statistics:
Average total interest earning assets (in 000’s)		$4,706,976	4,930,653	4,634,822	4,681,594	4,920,559	4,757,626	4,645,389
Average total interest bearing liabilities (in 000’s)		$3,924,292	4,174,158	3,979,381	4,075,758	4,332,964	4,026,880	4,055,740
GAAP operating efficiency ratio	%	72.91	65.36	66.52	62.53	59.11	68.11	61.56
GAAP return on average assets	%	0.80	0.98	0.90	0.91	1.05	0.89	0.88
GAAP return on average equity	%	8.30	10.92	9.70	9.98	12.21	9.63	10.25
Operating efficiency ratio (1)%		72.91	65.36	66.52	62.53	60.73	68.11	60.40
Operating return on average assets (1)%		0.90	0.98	0.90	0.91	1.00	0.93	0.91
Operating return on average equity (1)%		9.38	10.92	9.70	9.98	11.37	10.00	10.62
Net interest margin	%	3.10	3.27	3.35	3.41	3.65	3.24	3.57
Yield on earning assets	%	5.11	5.46	5.78	6.08	6.44	5.45	6.49
Cost of interest-bearing liabilities	%	2.41	2.58	2.83	3.06	3.16	2.61	3.35
Interest spread	%	2.70	2.88	2.95	3.02	3.28	2.84	3.14

(1)	Ratios have been adjusted to exclude restructuring charges, impairment writedowns and acquisition and conversion related charges.

Condensed Statements of Financial Condition (Unaudited)

	As Of

(In thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

ASSETS
Loans receivable	$3,767,935	4,070,332	3,925,994	3,419,530	3,673,746
Held to maturity securities	212,236	274,352	237,479	323,400	473,013
Available for sale securities	337,147	503,514	739,468	706,497	638,119
Goodwill	70,489	70,489	70,489	71,222	71,653
Core deposit intangible asset	12,424	12,864	13,303	13,757	14,210
Other assets	286,709	289,764	309,437	369,480	344,238

Total assets	$4,686,940	5,221,315	5,296,170	4,903,886	5,214,979

LIABILITIES AND STOCKHOLDER’S EQUITY
Deposits	$2,982,202	2,904,380	2,883,373	2,920,555	2,974,874
Advances from Federal Home Loan Bank	956,820	1,332,300	1,308,246	1,297,170	1,307,739
Short term borrowings	167,983	401,298	523,947	127,272	378,443
Long term debt	36,077	35,112	37,579	35,755	14,026
Other liabilities	62,389	70,228	71,684	55,378	75,174

Total liabilities	4,205,471	4,743,318	4,824,829	4,436,130	4,750,256
Stockholder’s equity	481,469	477,997	471,341	467,756	464,723

Total liabilities and stockholder’s equity	$4,686,940	5,221,315	5,296,170	4,903,886	5,214,979

Bank Operations Business Segment
Average Balance Sheet — Yield / Rate Analysis

			For the Three Months Ended

	September 30, 2003			September 30, 2002

	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Loans:
Residential real estate	$1,714,774	18,186	4.24%	$1,576,825	24,806	6.29%
Commercial real estate	1,666,209	24,011	5.76	1,592,990	25,893	6.50
Consumer	319,269	3,548	4.45	264,873	3,696	5.58
Lease financing	18,935	538	11.37	40,410	1,256	12.43
Commercial business	110,236	1,618	5.87	93,136	1,453	6.24
Small business	159,025	3,022	7.60	160,884	3,141	7.81

Total loans	3,988,448	50,923	5.11	3,729,118	60,245	6.46

Investments	718,528	9,210	5.13	1,191,441	18,999	6.38

Total interest earning assets	4,706,976	60,133	5.11%	4,920,559	79,244	6.44%

Goodwill and core deposit intangibles	83,143			88,395
Other non-interest earning assets	229,398			270,948

Total Assets	$5,019,517			$5,279,902

Deposits:
Savings	$197,778	137	0.27%	$149,906	380	1.01%
NOW	473,741	438	0.37	357,709	681	0.76
Money funds	874,789	1,935	0.88	786,375	3,468	1.75
Certificate accounts	837,221	5,248	2.49	1,266,869	11,558	3.62

Total deposits	2,383,529	7,758	1.29	2,560,859	16,087	2.49

Short-term borrowed funds	256,826	588	0.91	528,533	2,323	1.74
Advances from FHLB	1,249,074	15,025	4.77	1,229,562	15,856	5.12
Long-term debt	34,863	489	5.56	14,010	281	7.96

Total interest bearing liabilities	3,924,292	23,860	2.41	4,332,964	34,547	3.16
Non-interest bearing deposits	568,333			427,686
Non-interest bearing other liabilities	44,637			65,664

Total Liabilities	4,537,262			4,826,314
Stockholder’s equity	482,255			453,588

Total liabilities and stockholder’s equity	$5,019,517			$5,279,902

Net interest income/ net interest spread		36,273	2.70%		44,697	3.28%

Capitalized interest from real estate operations		285			—

Net interest income		36,558			44,697

Margin
Interest income/interest earning assets			5.11%			6.44%
Interest expense/interest earning assets			2.01			2.79

Net interest margin			3.10%			3.65%

Bank Operations
Average Balance Sheet — Yield / Rate Analysis

		For the Nine Months Ended

	September 30, 2003			September 30, 2002

	Average	Revenue/	Yield/	Average	Revenue/	Yield/
(in thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Loans:
Residential real estate	$1,718,974	62,329	4.83%	$1,413,025	67,966	6.41%
Commercial real estate	1,584,284	70,249	5.91	1,466,235	71,250	6.48
Consumer	307,644	10,535	4.57	242,737	10,450	5.74
Lease financing	23,830	2,020	11.30	46,532	4,300	12.32
Commercial business	105,806	4,564	5.75	100,164	4,499	5.99
Small business	160,589	8,955	7.44	140,941	8,389	7.94

Total loans	3,901,127	158,652	5.42	3,409,634	166,854	6.52

Investments	856,499	35,746	5.56	1,235,755	59,116	6.38

Total interest earning assets	4,757,626	194,398	5.45%	4,645,389	225,970	6.49%

Goodwill and core deposit intangibles	83,823			65,833
Other non-interest earning assets	242,537			231,749

Total Assets	$5,083,986			$4,942,971

Deposits:
Savings	$185,432	721	0.52%	$135,272	1,024	1.01%
NOW	451,333	1,540	0.46	310,151	1,766	0.76
Money funds	840,412	7,213	1.15	734,477	10,095	1.84
Certificate accounts	905,409	19,211	2.84	1,244,234	35,636	3.83

Total deposits	2,382,586	28,685	1.61	2,424,134	48,521	2.68

Short-term borrowed funds	326,400	2,762	1.13	459,762	6,037	1.76
Advances from FHLB	1,282,519	45,633	4.76	1,161,880	46,453	5.35
Long-term debt	35,375	1,428	5.40	9,964	521	6.99

Total interest bearing liabilities	4,026,880	78,508	2.61	4,055,740	101,532	3.35
Non-interest bearing deposits	527,334			389,565
Non-interest bearing other liabilities	58,885			73,163

Total Liabilities	4,613,099			4,518,468
Stockholder’s equity	470,887			424,503

Total liabilities and stockholder’s equity	$5,083,986			$4,942,971

Net interest income/net interest spread		115,890	2.84%		124,438	3.14%

Capitalized interest from real estate operations		883			—

Net interest income		116,773			124,438

Margin Interest income/interest earning assets			5.45%			6.49%
Interest expense/interest earning assets			2.21			2.92

Net interest margin			3.24%			3.57%

Bank Operations Business Segment
Allowance for Loan Loss and Credit Quality

						For the
		For the Three Months Ended				Nine Months Ended

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Allowance for Loan Losses
Beginning balance	$49,576	48,695	48,022	45,602	48,587	48,022	44,585
Charge-offs:
Residential real estate	(150)	(98)	(114)	(401)	(284)	(362)	(426)
Commercial real estate	—	—	—	(140)	(2,549)	—	(6,858)
Commercial business	(1,798)	(536)	(2,453)	(1,106)	(1,779)	(4,787)	(5,964)
Consumer	(260)	(490)	(405)	(342)	(396)	(1,155)	(1,781)
Small business	(334)	(1,433)	(620)	(736)	(727)	(2,387)	(2,919)
Syndication	—	—	—	—	(13)	—	(8,013)

Total charge-offs	(2,542)	(2,557)	(3,592)	(2,725)	(5,748)	(8,691)	(25,961)

Recoveries:
Residential real estate	424	61	57	174	94	542	157
Commercial real estate	1	—	1	—	3	2	20
Commercial business	492	694	667	559	597	1,853	2,532
Consumer	343	414	464	431	411	1,221	1,487
Small business	748	575	833	630	549	2,156	1,638
Syndication	236	204	2,127	489	102	2,567	785

Total recoveries	2,244	1,948	4,149	2,283	1,756	8,341	6,619

Net (charge-offs) recoveries	(298)	(609)	557	(442)	(3,992)	(350)	(19,342)

Provision for loan losses	(1,076)	1,490	850	3,292	2,082	1,264	10,786
Acquired allowance for loan losses	—	—	(734)	(430)	(1,075)	(734)	9,573

Ending allowance for loan losses	$48,202	49,576	48,695	48,022	45,602	48,202	45,602

Annualized net charge-offs to average loans	0.03%	0.06	(0.06)	0.05	0.43	0.01	0.76

			As of

	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

Credit Quality
Nonaccrual loans and tax certificates	$11,290	12,900	13,357	18,232	29,366
Acquired nonaccrual loans	314	409	1,537	2,105	3,065
Real estate owned, net of allowance	8,904	8,157	9,045	9,607	10,015
Other repossessed assets	274	435	513	4	1

Total nonperforming assets	$20,782	21,901	24,452	29,948	42,447

Loan loss allowance to non-performing assets	231.94%	226.36	199.15	160.35	107.43

Nonperforming assets to total loans and other assets	0.53%	0.51	0.60	0.83	1.10
Allowance for loan losses to total loans	1.27%	1.22	1.24	1.40	1.24

Levitt Corporation Business Segment
Condensed Statements of Operations and Statistics — Unaudited

						For the
		For the Three Months Ended				Nine Months Ended

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Revenues
Sales of real estate	$18,442	17,868	13,441	17,829	8,392	49,751	30,304
Income (loss) from Bluegreen Corporation	3,350	1,940	(134)	2,107	941	5,156	2,463
Joint venture operations	(16)	231	(313)	(657)	130	(98)	1,506
Interest — other	890	823	758	1,127	512	2,471	2,025

Total revenues	22,666	20,862	13,752	20,406	9,975	57,280	36,298

Operating expenses
Compensation, benefits	5,153	4,708	3,682	4,491	3,334	13,543	9,492
Selling, general and administrative	4,079	4,346	3,240	4,000	2,960	11,665	8,928
Interest	(16)	8	241	6	70	233	383
Other	970	1,436	1,221	1,071	775	3,627	2,566

Total operating expenses	10,186	10,498	8,384	9,568	7,139	29,068	21,369

Income from Levitt Corporation (pretax)	$12,480	10,364	5,368	10,838	2,836	28,212	14,929

Statistics:
Return on equity	24.43%	21.61	11.86	24.76	6.96	18.41	12.73
Administrative expenses as a % of revenue	18.00	20.83	23.56	19.60	29.67	20.36	24.60
Gross profit as a percent of sales	28.26	26.68	25.38	21.71	20.48	26.87	24.11
Debt to equity	1.30	1.38	1.46	1.37	1.49	1.30	1.49
Housing units:
Backlog (units)	2,075	1,576	1,129	885	814	2,075	814
Sales (units)	247	210	162	249	195	619	631
New contracts	746	596	467	320	296	1,809	721

Condensed Statements of Financial Condition — Unaudited

			As of

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

ASSETS
Cash	$39,346	31,568	27,946	19,002	13,669
Loans receivable	5,163	4,809	6,205	6,082	5,944
Real estate inventory	234,854	218,473	214,268	198,126	198,001
Investment in unconsolidated subsidiaries	67,444	64,162	61,949	61,583	61,456
Other assets	9,716	10,645	11,052	10,668	11,512

Total assets	$356,523	329,657	321,420	295,461	290,582

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Notes payable	$132,585	132,208	131,970	117,445	119,136
Notes payable to BankAtlantic Bancorp	30,000	30,000	30,000	30,000	30,000
Other liabilities	68,415	49,593	48,217	40,483	41,376

Total liabilities	231,000	211,801	210,187	187,928	190,512

Stockholder’s equity	125,523	117,856	111,233	107,533	100,070

Total liabilities and stockholder’s equity	$356,523	329,657	321,420	295,461	290,582

Ryan Beck & Co., Inc. Business Segment
Consolidated Statements of Operations and Statistics — Unaudited

						For the
			For the Three Months Ended			Nine Months Ended

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Revenues
Principal transactions	$21,091	24,057	25,083	15,873	13,574	70,231	33,233
Investment banking	7,642	5,079	7,689	3,551	7,614	20,410	15,567
Commissions	21,258	21,603	19,352	22,044	21,768	62,213	40,880
Interest, dividends and other	3,450	2,662	3,159	2,941	3,288	9,271	7,267

Total operating revenues	53,441	53,401	55,283	44,409	46,244	162,125	96,947

Operating expenses
Compensation, benefits	35,924	36,892	37,923	31,522	34,114	110,739	69,384
Communication	2,822	4,216	3,829	3,155	3,035	10,867	6,997
Occupancy and equipment	3,287	2,900	3,090	2,739	3,250	9,277	6,606
Clearing fees	2,328	2,236	2,158	2,462	2,463	6,722	5,730
Acquisition related expenses	—	—	—	—	870	—	4,061
Interest and other	4,664	5,681	5,168	3,388	3,327	15,513	9,889

Total operating expenses	49,025	51,925	52,168	43,266	47,059	153,118	102,667

Income (loss) from Ryan Beck continuing operations	4,416	1,476	3,115	1,143	(815)	9,007	(5,720)
Discontinued operations	246	747	(367)	1,181	933	626	1,658
Extraordinary item, net of tax	—	—	—	—	(61)	—	23,749
Cumulative accounting change, net of tax	—	—	—	—	—	—	(1,768)
Business segment Income from Ryan Beck operations (pretax)	$4,662	2,223	2,748	2,324	57	9,633	17,919

Reconciliation of Operating and business segment income
Business segment income from continuing operations	$4,416	1,476	3,115	1,143	(815)	9,007	(5,720)
Acquisition related expenses	—	—	—	—	192	—	4,153
Loss on mutual funds associated with acquired Gruntal deferred compensation plan	—	—	—	—	2,297	—	2,297

Operating income (loss) (pretax)	$4,416	1,476	3,115	1,143	1,674	9,007	730

Statistics:
GAAP return on equity	14.87%	7.41	9.39	8.17	0.21	10.24	23.65
Operating return on equity	14.09	4.92	10.64	4.02	6.07	9.58	0.96
Compensation as a percent of revenues	67.22	69.08	68.60	70.98	73.77	68.30	71.57
Commissions to total revenues	39.78	40.45	35.01	49.64	47.07	38.37	42.17
Principal transactions to total revenues	39.47	45.05	45.37	35.74	29.35	43.32	34.28
Investment banking revenue to total revenues	14.30	9.51	13.91	8.00	16.46	12.59	16.06

Condensed Statements of Financial Condition — Unaudited

			As of

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

ASSETS
Cash and cash equivalents	$259	1,193	3,615	3,133	6,882
Securities	87,837	224,405	154,319	186,454	178,774
Other investments	4,212	1,456	—	383	299
Notes receivable — GMS	13,681	—	—	—	—
Property and equipment, net	3,599	4,095	4,037	4,113	4,031
Goodwill	6,184	6,184	7,389	7,351	7,351
Other assets	27,149	37,085	38,023	33,328	32,214

Total assets	$142,921	274,418	207,383	234,762	229,551

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Securities sold not yet purchased	$15,089	34,968	49,760	38,003	33,034
Note payable	1,176	1,550	1,930	2,304	3,427
Note payable to BankAtlantic Bancorp	—	5,000	5,000	5,000	5,000
Due to clearing agent	6,087	112,410	36,982	78,791	81,774
Other liabilities	47,013	50,137	45,038	43,897	41,660

Total liabilities	69,365	204,065	138,710	167,995	164,895

Stockholder’s equity	73,556	70,353	68,673	66,767	64,656

Total liabilities and stockholder’s equity	$142,921	274,418	207,383	234,762	229,551

Parent Company Business Segment Activities
Condensed Statements of Operations — Unaudited

						For the
		For the Three Months Ended				Nine Months Ended

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	9/30/2003	9/30/2002

Net interest (expense)	$(3,676)	(3,868)	(3,273)	(4,303)	(4,311)	(10,817)	(11,391)
Income from unconsolidated subsidiaries	635	496	335	74	486	1,466	705
Gains on sales of assets	—	—	404	—	506	404	3,836
Impairment writedown	—	—	—	(342)	(302)	—	(18,459)
Ryan Beck retention pool compensation expense	—	—	—	—	—	—	(1,038)
Acquisition and conversion related charges	—	—	—	2,000	—	—	(2,000)
Cost associated with debt redemption	—	(1,648)	—	(3,125)	—	(1,648)	—
Other income (expense)	(504)	(817)	(917)	(446)	(369)	(2,238)	(921)
Loss from parent company activities before a change in accounting principle	(3,545)	(5,837)	(3,451)	(6,142)	(3,990)	(12,833)	(29,268)
Cumulative accounting change	—	—	—	—	—	—	(13,339)

Loss from parent company business segment activities (pretax)	$(3,545)	(5,837)	(3,451)	(6,142)	(3,990)	(12,833)	(42,607)

Reconciliation of Operating and business segment income
Business segment income before cumulative acctg change	$(3,545)	(5,837)	(3,451)	(6,142)	(3,990)	(12,833)	(29,268)
Impairment writedown	—	—	—	342	302	—	18,459
Acquisition and conversion related charges	—	—	—	(2,000)	—	—	2,000
Cost associated with debt redemption	—	1,648	—	3,125	—	1,648	—

Operating loss (pretax)	$(3,545)	(4,189)	(3,451)	(4,675)	(3,688)	(11,185)	(8,809)

Condensed Statements of Financial Condition — Unaudited

			As of

(in thousands)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

ASSETS
Cash	$16,551	15,115	53,513	2,723	39,176
Securities	17,254	9,458	3,935	4,761	4,892
Notes receivable from subsidiaries	30,000	35,000	35,000	35,000	35,000
Investment in subsidiaries	679,253	664,825	649,837	647,169	633,908
Investment in unconsolidated subsidiaries	12,545	12,027	11,279	3,363	3,475
Other assets	24,050	25,490	32,129	30,454	28,592

Total assets	$779,653	761,915	785,693	723,470	745,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Subordinated debentures and notes payable	$263,318	263,318	302,735	251,737	282,725
Other liabilities	2,666	2,766	3,342	2,399	4,878

Total liabilities	265,984	266,084	306,077	254,136	287,603

Stockholders’ equity:	513,669	495,831	479,616	469,334	457,440

Total liabilities and stockholders’ equity	$779,653	761,915	785,693	723,470	745,043